UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2011

FIRST DATA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5565 GLENRIDGE CONNECTOR, N.E., SUITE 2000, ATLANTA, GEORGIA	30342
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (404) 890-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 2, 2011, First Data Corporation (the “Company”) issued a press release relating to the Company’s earnings for the fourth quarter of fiscal year 2010. A copy of the press release is attached as Exhibit 99.1 and hereby incorporated by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act except as shall be expressly set forth by specific reference to such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2011, Ray E. Winborne Jr., the Chief Financial Officer of the Company, purchased 283,333 shares of common stock of First Data Holdings Inc. (“Holdings”), the parent of the Company, for $850,000 and was granted options to purchase 887,500 shares of common stock of Holdings under the 2007 Stock Incentive Plan for Key Employees of First Data Corporation (the “2007 Equity Plan”). A copy of the 2007 Equity Plan was included as Exhibit 10.5 of the Company’s Quarterly Report on Form 10-Q filed on November 14, 2007 and is incorporated herein by reference. The options have a ten-year term and an exercise price of $3.00 per share. One-half of the options have time-based vesting, whereby 20% of the options vest on each of the first five anniversaries of November 10, 2010, subject to Mr. Winborne’s continued employment. The other half of the options granted are subject to EBITDA-based performance vesting. Subject to Mr. Winborne’s continued employment, the performance options will vest in the following percentages upon achievement of the corresponding EBITDA target in any fiscal year beginning in 2011 and ending in 2013.

EBITDA Target	Vesting Percentage
$2.8 Billion	25%
$3.1 Billion	75%
$3.4 Billion	100%

Vesting of the options may be accelerated in accordance with the terms of the 2007 Equity Plan. All of the options are subject to such other terms as are contained in the 2007 Equity Plan and the Form of Stock Option Agreement. The Form of Stock Option Agreement was filed as Exhibit 10.4 to the Current Report on Form 8-K filed by the Company with the United States Securities and Exchange Commission on June 23, 2010 and is incorporated herein by reference.

The purchase stock and option grant are also subject to the Management Stockholder’s Agreements and Sale Participation Agreements previously entered into by Mr. Winborne, in substantially the same form as the Form of Management Stockholder’s Agreement, which was included as Exhibit 10.4 to the Current Report on Form 8-K filed by the Company on May 25, 2010, and the Form of Sale Participation Agreement, which was included as Exhibit 10.8 of the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2007, both of which are incorporated herein by reference. The Management Stockholder’s Agreement provides that, among other matters, the foregoing options and stock, including stock underlying the options, are subject to call rights by Holdings if Mr. Winborne is no longer employed by the Company. The Sale Participation Agreement provides that Mr. Winborne has the right to participate in the sale of shares of Holdings stock by certain entities and requires him to participate in a sale of shares if elected by Holdings under the terms and conditions described therein.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2007 Equity Plan, the Form of Stock Option Agreement, the Form of Management Stockholders Agreement and the Form of Sales Participation Agreement, all of which have been incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	The following is a list of the Exhibits filed or furnished with this report.

Exhibit Number	Description of Exhibit

10.1

2007 Stock Incentive Plan for Key Employees of First Data Corporation and its Affiliates (incorporated by reference to Exhibit 10.5 of the Company’s Quarterly Report on Form 10-Q filed on November 14, 2007, Commission File

No. 1-11073).

10.2	Form of Stock Option Agreement, (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed on June 23, 2010, Commission File No. 1-11073).

10.3	Form of Management Stockholder’s Agreement (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed on May 25, 2010, Commission File No. 1-11073).

10.4	Form of Sale Participation Agreement (incorporated by reference to Exhibit 10.8 of the Company’s Quarterly Report on Form 10-Q filed on November 14, 2007, Commission File No. 1-11073).

99.1	Press Release issued by the Company on February 2, 2011.

99.2	Private Securities Litigation Reform Act of 1995 Safe Harbor Compliance Statement for Forward-Looking Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION

By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Vice President and Assistant Secretary

Date: February 2, 2011

Exhibit Index

The following is a list of the Exhibits filed with this report.

Exhibit Number	Description of Exhibit

10.1

2007 Stock Incentive Plan for Key Employees of First Data Corporation and its Affiliates (incorporated by reference to Exhibit 10.5 of the Company’s Quarterly Report on Form 10-Q filed on November 14, 2007, Commission File

No. 1-11073).

10.2	Form of Stock Option Agreement, (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed on June 23, 2010, Commission File No. 1-11073).

10.3	Form of Management Stockholder’s Agreement (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed on May 25, 2010, Commission File No. 1-11073).

10.4	Form of Sale Participation Agreement (incorporated by reference to Exhibit 10.8 of the Company’s Quarterly Report on Form 10-Q filed on November 14, 2007, Commission File No. 1-11073).

99.1	Press Release issued by the Company on February 2, 2011.

99.2	Private Securities Litigation Reform Act of 1995 Safe Harbor Compliance Statement for Forward-Looking Statements.

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